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                                                                     EXHIBIT 99




                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
Western Multiplex Corporation

    We have audited the accompanying consolidated balance sheet of Western Multiplex Corporation as of June 30, 1994, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.


    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Western Multiplex Corporation as of June 30, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Shilling & Kenyon, Inc.
San Jose, California
August 8, 1994


                               Page 7 of 20 Pages

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                          WESTERN MULTIPLEX CORPORATION

                           CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 1994


                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents - Note 3                     $ 1,067,505
  Accounts receivable, less allowance for
     doubtful accounts of $20,000 - Notes 3 and 4          2,641,080
  Inventories - Notes 2, 3 and 4                           2,598,510
  Prepaid expenses                                            34,617
  Deferred income taxes - Note 9                             287,896

       Total current assets                                6,629,608


PROPERTY AND EQUIPMENT - Notes 3,4 and 5
  Office equipment                                           407,843
  Test and production equipment                            1,031,928
  Equipment under capital lease obligations                  632,726
  Leasehold improvements                                      28,851
                                                           2,101,348
  Less accumulated depreciation and amortization           1,207,304

                                                             894,044


OTHER ASSETS
  Deposits                                                    22,295
  Other assets                                                76,381
                                                              98,676


                                                         $ 7,622,328



                               Page 8 of 20 Pages

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                          WESTERN MULTIPLEX CORPORATION

                           CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 1994


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current portion of long-term debt                          $    50,580
  Current portion of obligations under capital leases            182,654
  Accounts payable                                               261,453
  Accrued expenses - Note 6                                    1,623,909
  Income taxes payable                                           922,960


       Total current liabilities                               3,041,556


LONG-TERM DEBT, less current portion - Note 4                     31,505

OBLIGATIONS UNDER CAPITAL LEASES, less current portion -
  Note 5                                                         329,812

DEFERRED INCOME TAXES - Note 9                                   182,000

COMMITMENTS - Note 10                                                  -

STOCKHOLDERS' EQUITY - Note 8
  Common stock, no par value, 25,000,000
     shares authorized, 5,477,445 outstanding                    749,132
  Retained earnings                                            3,288,323
                                                               4,037,455




                                                             $ 7,622,328


                               Page 9 of 20 Pages

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                          WESTERN MULTIPLEX CORPORATION

                        CONSOLIDATED STATEMENT OF INCOME

                            YEAR ENDED JUNE 30, 1994


                                       Amount         Percent
NET SALES                           $ 15,759,232       100.0%

COST OF SALES                          7,117,086        45.2

GROSS PROFIT                           8,642,146        54.8

OPERATING EXPENSES
  Sales and marketing                  2,265,301        14.4
  Engineering and development          1,511,463         9.6
  General and administrative           1,948,091        12.3
                                       5,724,855        36.3

OPERATING INCOME                       2,917,291        18.5

OTHER INCOME (EXPENSE)
  Interest (net)                         (26,630)        (.1)
  Other                                   14,429           -
                                         (12,201)        (.1)

INCOME BEFORE INCOME TAXES             2,905,090        18.4

PROVISION FOR INCOME TAXES - Note 9    1,220,000         7.7

NET INCOME                          $  1,685,090        10.7%

INCOME PER COMMON SHARE             $        .23

                              Page 10 of 20 Pages

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                          WESTERN MULTIPLEX CORPORATION

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                            YEAR ENDED JUNE 30, 1994


                                                                Total
                       Common Stock            Retained     Stockholders'
                    Shares        Amount       Earnings        Equity
BALANCES,
  July 1, 1993     5,444,945    $ 734,932    $ 1,603,233    $ 2,338,165

ISSUANCE OF COMMON
  STOCK - Note 8      32,500       14,200              -         14,200

NET INCOME                 -            -      1,685,090      1,685,090

BALANCES,
  June 30, 1994    5,477,445    $ 749,132    $ 3,288,323    $ 4,037,455

                              Page 11 of 20 Pages

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                        WESTERN MULTIPLEX CORPORATION

                     CONSOLIDATED STATEMENT OF CASH FLOWS

                           YEAR ENDED JUNE 30, 1994

CASH FLOWS FROM OPERATING ACTIVITIES
  Cash received from customers                             $ 14,820,527
  Cash paid to suppliers and employees                      (12,988,145)
  Income taxes paid                                            (306,863)
  Interest paid                                                 (31,513)
  Interest received                                               4,883

          Net cash provided by operating
            activities                                        1,498,889


CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                           (109,583)
  Change in other assets                                        (29,416)

          Net cash used by investing activities                (138,999)


CASH FLOWS FROM FINANCING ACTIVITIES
  Notes payable to bank                                        (250,000)
  Payments on long term debt and capital lease
    obligations                                                (158,692)
  Proceeds from issuance of common stock                         14,200

  Net cash used by financing activities                        (394,492)


NET INCREASE IN CASH AND CASH EQUIVALENTS                       965,398

CASH AND CASH EQUIVALENTS, July 1, 1993                         102,107

CASH AND CASH EQUIVALENTS, June 30, 1994                   $  1,067,505

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:

    During the year ended June 30, 1994, the Company entered into capital lease obligations for equipment totaling approximately $367,700.


                              Page 12 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

                CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)

                            YEAR ENDED JUNE 30, 1994


RECONCILIATION OF NET INCOME TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES

Net income                                        $ 1,685,090

Adjustments to reconcile net income to
  net cash provided by operating activities

  Depreciation and amortization                       336,125
  Deferred income taxes                                (1,896)
  Bad debts                                           (20,491)

  Cash provided by (used for):
  Accounts receivable                                (932,643)
  Inventories                                        (957,497)
  Prepaid expenses                                     15,764
  Accounts payable                                   (309,913)
  Accrued expenses                                    769,317
  Income taxes payable                                915,033

     Total adjustments                               (186,201)

Net cash provided by operating activities         $ 1,498,889

                              Page 13 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 1994



NOTE 1   - DESCRIPTION OF OPERATIONS AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES

    (a) Western Multiplex Corporation (the Company) was founded and incorporated under the laws of California in December, 1979. The Company is engaged in the development, manufacture, and distribution of analog and digital microwave radio and baseband equipment.


    (b) The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Western Multiplex International Sales Corporation, a Domestic International Sales Corporation (DISC). All significant intercompany accounts have been eliminated.


    (c) Revenue is recognized at the time products are shipped to customers.


    (d) Inventories are stated at the lower of average cost or market.


    (e) Property and equipment are stated at cost. Depreciation is computed on the straight-line and accelerated methods, with useful lives ranging from three to seven years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life.


    (f) The Company warrants certain products from between one and five years after sale. A provision for estimated warranty costs is recorded at the time of sale.


    (g) All research and development costs are expensed as incurred.


    (h) For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


    (i) The Company accounts for income taxes in accordance with statement of Financial Accounting Standards (SFAS) No. 109, Accounting For Income Taxes.


        Tax credits are recorded as a reduction of tax expense when realized.


    (j) Primary income per common share was computed by dividing net income by the weighted average number of shares of common stock outstanding plus the shares that would be outstanding assuming exercise of dilutive stock options, which are considered to be common stock equivalents.


                              Page 14 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                 JUNE 30, 1994


NOTE 2 - INVENTORIES

         Inventories consist of the following:

         Raw materials                         $ 1,056,462
         Work-in-process                           357,939
         Finished goods                          1,184,109

                                               $ 2,598,510
NOTE 3 - NOTE PAYABLE TO BANK

    The Company has a $1,000,000 bank line of credit which bears interest at the bank's prime rate (6.75% at June 30, 1994) plus 1.25%. Maximum borrowings are limited to eighty percent of eligible accounts receivable plus the lesser of $200,000 or twenty percent of inventories. The line is secured by substantially all the assets of the Company. The credit agreement requires the Company, among other things, to maintain a minimum quick ratio of .75 to 1, minimum working capital of $1,250,000 and a maximum debt to net worth ratio of 1.25 to 1. There were no outstanding borrowings on the line at June 30, 1994.


    In addition, the Company has a $500,000 term debt facility available under the above agreement through November, 1994 for the purchase of equipment. There were no borrowings outstanding under this facility at June 30, 1994.

NOTE 4 - LONG-TERM DEBT

     Long-term debt consists of the following:


     Note payable, secured by accounts receivable,
     inventories and equipment, with monthly principal and
       interest
     payments of $3,265 through November, 1995, with interest
       at the
     Bank's prime rate plus 2%                                    $ 55,485

     Note payable, secured by accounts receivable,
     inventories and equipment, with monthly principal and
       interest
     payments of $950 monthly through November, 1996, with
     interest at the Bank's prime rate plus 2%                      26,600
                                                                    82,085
     Less current portion                                           50,580

                                                                  $ 31,505

                              Page 15 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                 JUNE 30, 1994


NOTE 4 - LONG-TERM DEBT (CONTINUED)

    Maturities on long-term debt are as follows:

    Year Ending
      June 30,
        1995                                              $ 50,580
        1996                                                27,705
        1997                                                 3,800

                                                          $ 82,085

NOTE5 - OBLIGATIONS UNDER CAPITAL LEASES

    The Company leases equipment which is classified as capital leases and consists of the following:

    Equipment                                             $ 632,726
    Less accumulated amortization                           164,346

                                                          $ 468,380

    The capital leases expire on various dates through February, 1999. The following is a schedule by year of future minimum lease payments under these leases together with the present value of the net minimum lease payments:

    Year Ending
      June 30,
        1995                                               $ 231,723
        1996                                                 117,905
        1997                                                 108,435
        1998                                                  88,044
        1999                                                  43,569

    Total payments                                           589,676

    Less amounts representing interest                        77,210

    Present value of minimum lease payments                  512,466

    Current portion                                          182,654

    Obligations under capital leases, less current portion $ 329,812

                              Page 16 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 JUNE 30, 1994


NOTE 6 - ACCRUED EXPENSES

        Accrued expenses consists of the following:

        Wages and related taxes and benefits                    $   647,543
        ESOP payable                                                306,537
        Bonus payable                                               394,759
        Warranty accrual                                            175,000
        Other                                                       100,070

                                                                $ 1,623,909
NOTE 7 - EMPLOYEE BENEFIT PLANS


    The Company has an Employee Stock Option Plan (ESOP) which covers substantially all qualified employees. Contributions are determined annually by the Board of Directors. The Company contributed approximately $516,500 to the plan for the year ended June 30, 1994.


    In addition, the Company has a 401(k) plan which covers all qualified employees. Semi-annual employer contributions to the plan are made at the discretion of the Board of Directors. The employer also matches 50% of employee contributions up to 2% of eligible compensation. The Company contributed approximately $141,300 to the plan for the year ended June 30, 1994.



NOTE 8 - STOCK OPTIONS


    The Company has an incentive stock option plan that covers substantially all employees. Under the provisions of the plan options may be granted to employees to purchase common stock. The option price under the plan is determined by the Board of Directors and will not be less than the fair market value of the stock on the date the option is granted. Options are granted for a period not to exceed five years; some are exercisable at the date of grant, while others are exercisable according to a vesting schedule. The Company has the right of first refusal, to purchase at fair market value, shares issued under the plan.


    At June 30, 1994, 1,903,750 shares are fully vested and no shares were available for future grant.


                              Page 17 of 20 Pages

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                          WESTERN MULTIPLEX CORPORATION

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                  JUNE 30, 1994


NOTE 8 - STOCK OPTIONS (CONTINUED)

         A summary of stock option activity follows:

                                                          Option
                                           Shares          Price
         Balance, July 1, 1993          2,168,750     $  .39-.51

         Options granted                  332,500           1.40
         Options exercised                (32,500)       .39-.51

         Balance, June 30, 1994         2,468,750     $ .39-1.40

NOTE 9 - PROVISION FOR INCOME TAXES

         The provision for income taxes consist of the following:

         Current
            Federal                                   $ 1,032,200
            State                                         297,800
            Less research and development tax credits    (100,000)
                                                        1,230,000
         Deferred
            Federal                                        12,000
            State                                         (22,000)
                                                         (10,000)

                                                      $ 1,220,000

    The effective tax rate differs from the federal statutory tax rate as follows:

    Tax computed at federal statutory rate      34.0%
    State income taxes, net of federal benefit   6.6
    Research and development tax credits        (3.4)
    Non-deductible expenses and other items      4.8

                                                42.0%

                              Page 18 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                 JUNE 30, 1994

NOTE 9  -  PROVISION FOR INCOME TAXES (CONTINUED)

    The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities are as follows:

    Deferred tax assets:
        Accounts receivable, due to allowances for
          doubtful accounts                                       $  6,660
        Inventories, due to reserves and capitalized costs
          for tax purposes                                          73,240
        Warranty accrued                                            72,775
        Vacation accrual                                            49,800
        State taxes                                                 85,421
          Gross deferred tax assets                                287,896

    Deferred tax liabilities:
        Depreciation                                               (42,400)
        Undistributed earnings of the DISC                        (139,600)
          Gross deferred tax liabilities                          (182,000)

             Net deferred tax assets                             $ 105,896

NOTE 10 - COMMITMENTS

    The Company has a noncancelable operating lease for its office, manufacturing and warehousing facilities. The lease expires on April 30, 1998 with scheduled rent increase after July, 1995.

    Future minimum lease payment are approximately as follows:

    Year Ending
     June 30,
       1995                    $   267,000
       1996                        293,000
       1997                        296,000
       1998                        246,000

                               $ 1,102,000

    Total rent expense was approximately $271,500 for the year ended June 30, 1994. Company subleases a portion of the facilities on a month to month basis. Sublease income was approximately $31,800 for the year ended June 30, 1994.


                              Page 19 of 20 Pages

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                         WESTERN MULTIPLEX CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                 JUNE 30, 1994


NOTE 12 - SUBSEQUENT EVENT

    Subsequent to June 30, 1994, the Company authorized a 5 for 1 stock split. All share and per share amounts have been restated to reflect the split.


                              Page 20 of 20 Pages